SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 10, 2001




                             NORWOOD FINANCIAL CORP.
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             (Exact name of Registrant as specified in its Charter)




        Pennsylvania                     0-28366               23-2828306
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(State or other jurisdiction          (SEC File No.)         (IRS Employer
of incorporation)                                         Identification Number)




717 Main Street, P.O. Box 269, Honesdale, Pennsylvania             18431
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(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code:            (570) 253-1455
                                                               --------------


                                 Not Applicable
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          (Former name or former address, if changed since last Report)





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                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         Reference is made to the press release dated January 10, 2001, which is attached hereto as Exhibit 99, and incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
--------------------------------------------------------------

Exhibit 99    Press Release dated January 10, 2001.
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                                        2

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        NORWOOD FINANCIAL CORP.


Date:  January 10, 2001                 By: /s/Lewis J. Critelli
                                            ------------------------------------
                                            Lewis J. Critelli
                                            Executive Vice President and Chief
                                              Financial Officer